                                                                  Exhibit 10.5




              SERIES A-2 AND SERIES B-1 INCREMENTAL LOAN AGREEMENT

         SERIES A-2 AND SERIES B-1 INCREMENTAL LOAN AGREEMENT dated as of June 22, 2000 between LAMAR ADVERTISING COMPANY ("Holdings"), LAMAR MEDIA CORP. (the "Borrower"), the SUBSIDIARY GUARANTORS party hereto, the SERIES A-2 AND SERIES B-1 LENDERS party hereto (including each Series A-2 and each Series B-1 Lender, each as defined below, that becomes a party hereto pursuant to a Lender Addendum as defined below) and THE CHASE MANHATTAN BANK, as Administrative Agent.

         The Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, are parties to a Credit Agreement dated as of August 13, 1999 (the "Credit Agreement") providing for extensions of credit (by means of loans and letters of credit) in an aggregate principal amount up to but not exceeding $1,000,000,000 (which, in the circumstances contemplated by Section 2.01(d) thereof, may be increased to $1,400,000,000).

         Section 2.01(d) of the Credit Agreement contemplates that at any time and from time to time prior to December 31, 2001, the Borrower may request that the Lenders (as defined therein) offer to enter into commitments to make Incremental Loans under and as defined in said Section 2.01(d), which Incremental Loans may be made in one or more separate "series" of term loans but which in the aggregate may not exceed $400,000,000. Series A-1 Loans in an aggregate amount of $20,000,000 have been previously established. The Borrower has now requested that $230,000,000 of Incremental Loans under said Section 2.01(d) be made available to it in two series of term loans (the "Series A-2 Loans" and the "Series B-1 Loans"). The Series A-2 and Series B-1 Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                 DEFINED TERMS

         Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

                  "Lender Addendum" means, with respect to any Series A-2 and Series B-1 Lender, a Lender Addendum substantially in form of Annex 1 hereto, dated as of the date hereof and executed and delivered by such Series A-2 and Series B-1 Lender as provided in Section 2.05.

                  "Series A-2 and Series B-1 Effective Date" means the date on which the conditions specified in Article IV are satisfied (or waived by the Required Series A-2 and Series B-1 Lenders).

                  "Series A-2 Commitment" means, with respect to each Series A-2 Lender, the commitment of such Lender to make Series A-2 Loans hereunder. The amount of each Series A-2 Lender's Series A-2 Commitment is set forth in the Lender Addendum executed and delivered by such Series A-2 Lender. The aggregate original amount of the Series A-2 Commitments is $130,000,000.

                  "Series B-1 Commitment" means, with respect to each Series B-1 Lender, the commitment of such Lender to make Series B-1 Loans hereunder. The amount of each Series B-1 Lender's Series B-1 Commitment is set forth in the Lender Addendum executed and delivered by such Series B-1 Lender. The aggregate original amount of the Series B-1 Commitments is $100,000,000.

                  "Series A-2 Lender" means (a) on the date hereof, a Lender that has executed and delivered a Lender Addendum that sets forth a Series A-2 Commitment for such Lender and (b) thereafter, the Lenders from time to time holding Series A-2 Commitments or Series A-2 Loans after giving effect to any assignments thereof pursuant to Section
         10.04 of the Credit Agreement.

                  "Series B-1 Lender" means (a) on the date hereof, a Lender that has executed and delivered a Lender Addendum that sets forth a Series B-1 Commitment for such Lender and (b) thereafter, the Lenders from time to time holding Series B-1 Commitments or Series B-1 Loans after giving effect to any assignments thereof pursuant to Section
         10.04 of the Credit Agreement.


                                   ARTICLE II

                        SERIES A-2 AND SERIES B-1 LOANS

         Section 2.01. Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each (i) Series A-2 Lender agrees to make Series A-2 Loans to the Borrower on the Series A-2 and Series B-1 Effective Date in an aggregate principal amount equal to such Series A-2 Lender's Series A-2 Commitment and (ii) Series B-1 Lender agrees to make Series B-1 Loans to the Borrower on the Series A-2 and Series B-1 Effective Date in an aggregate principal amount equal to such Series B-1 Lender's Series B-1 Commitment. Proceeds of the Series A-2 Loans and Series B-1 Loans shall be available for any use permitted under Section 6.09 of the Credit Agreement.

         Section 2.02. Termination of Commitments. Unless previously terminated, the Series A-2 Commitments and the Series B-1 Commitments shall terminate after the Borrowing of the Series A-2 Loans and Series B-1 Loans on the Series A-2 and Series B-1 Effective Date.



              Series A-2 and Series B-1 Incremental Loan Agreement

                  Section 2.03.  Repayment of Loans.

         (a) Series A-2 Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Series A-2 Lenders the outstanding principal amount of the Series A-2 Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:


              Principal Payment Date                  Principal Amount
              ----------------------                  ----------------
              September 30, 2001                         $6,500,000
              December 31, 2001                          $6,500,000

              March 31, 2002                             $3,250,000
              June 30, 2002                              $3,250,000
              September 30, 2002                         $3,250,000
              December 31, 2002                          $3,250,000

              March 31, 2003                             $6,500,000
              June 30, 2003                              $6,500,000
              September 30, 2003                         $6,500,000
              December 31, 2003                          $6,500,000

              March 31, 2004                             $8,125,000
              June 30, 2004                              $8,125,000
              September 30, 2004                         $8,125,000
              December 31, 2004                          $8,125,000

              March 31, 2005                             $9,100,000
              June 30, 2005                              $9,100,000
              September 30, 2005                         $9,100,000
              December 31, 2005                          $9,100,000

              March 1, 2006                              $9,100,000

To the extent not previously paid, all Series A-2 Loans shall be due and payable on the Tranche A Maturity Date.




              Series A-2 and Series B-1 Incremental Loan Agreement

         (b) Series B-1 Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Series B-1 Lenders the outstanding principal amount of the Series B-1 Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:

             Principal Payment Date               Principal Amount
             ----------------------               ----------------
             September 30, 2001                         $250,000
             December 31, 2001                          $250,000

             March 31, 2002                             $250,000
             June 30, 2002                              $250,000
             September 30, 2002                         $250,000
             December 31, 2002                          $250,000

             March 31, 2003                             $250,000
             June 30, 2003                              $250,000
             September 30, 2003                         $250,000
             December 31, 2003                          $250,000

             March 31, 2004                             $250,000
             June 30, 2004                              $250,000
             September 30, 2004                         $250,000
             December 31, 2004                          $250,000

             March 31, 2005                             $250,000
             June 30, 2005                              $250,000
             September 30, 2005                         $250,000
             December 31, 2005                          $250,000

             March 31, 2006                             $250,000
             June 30, 2006                              $250,000
             August 1, 2006                          $95,000,000


To the extent not previously paid, all Series B-1 Loans shall be due and payable on the Tranche B Maturity Date.


         Section 2.04. Applicable Margin. The Applicable Margin for Series A-2 Loans shall be the respective rates provided for the Tranche A Term Loans in
Section 1.01 of the Credit Agreement. The Applicable Margin for Series B-1 Loans shall be the respective rates provided for the Tranche B Term Loans in
Section 1.01 of the Credit Agreement.


              Series A-2 and Series B-1 Incremental Loan Agreement

         Section 2.05. Delivery of Lender Addenda. Each Series A-2 Lender and Series B-1 Lender shall become a party to this Agreement by delivering to each Agent a Lender Addendum duly executed by such Series A-2 Lender and Series B-1 Lender, the Borrower and the Administrative Agent.

         Section 2.06. Status of Agreement. The Series A-2 Commitments of each Series A-2 Lender and the Series B-1 Commitments of each Series B-1 Lender constitute Incremental Loan Commitments, the Series A-2 Lenders and Series B-1 Lenders constitute Incremental Loan Lenders and the Series A-2 Loans and the Series B-1 Loans each constitute a single Series of Incremental Loans under
Section 2.01(d) of the Credit Agreement.


                                  ARTICLE III

                   REPRESENTATION AND WARRANTIES; NO DEFAULTS

         The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries that, after giving effect to the provisions hereof, (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default or Event of Default has occurred and is continuing.


                                   ARTICLE IV

                                   CONDITIONS

         The obligations of the Series A-2 Lenders and Series B-1 Lenders to make Series A-2 Loans and Series B-1 Loans is subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Required Series A-2 Lenders and Required Series B-1 Lenders):

                  (a) Counterparts of Agreement. The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.



              Series A-2 and Series B-1 Incremental Loan Agreement

                  (b) Opinion of Counsel to Credit Parties. The Administrative Agent (or Special Counsel) shall have received a favorable written opinion (addressed to the Administrative Agent and the Series A-2 Lenders and Series B-1 Lenders and dated the Series A-2 and Series B-1 Effective Date) of Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P., counsel to the Credit Parties, substantially in the form of Annex 2, and covering such matters relating to the Credit Parties or this Agreement as the Administrative Agent shall request (and each Credit Party hereby requests such counsel to deliver such opinion).

                  (c) Opinion of Special Counsel. The Administrative Agent shall have received a favorable written legal opinion (addressed to Administrative Agent, the Series A-2 Lenders and Series B-1 Lenders and dated the Series A-2 and Series B-1 Effective Date) of Special Counsel, substantially in the form of Annex 3 (and the Administrative Agent hereby requests such counsel to deliver such opinion).

                  (d) Corporate Matters. The Administrative Agent (or Special Counsel) shall have received such documents and certificates as either the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the Borrowings hereunder and any other legal matters relating to the Credit Parties, the Credit Agreement or this Agreement, all in form and substance reasonably satisfactory to each Agent.

                  (e) Notes. The Administrative Agent (or Special Counsel) shall have received for each Series A-2 Lender and Series B-1 Lender that shall have requested a promissory note at least one Business Day prior to the Series A-2 and Series B-1 Effective Date, a duly completed and executed promissory note for such Series A-2 Lender and Series B-1 Lender.

                  (f) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Series A-2 and Series B-1 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

                  (g) Additional Conditions. The Administrative Agent (or Special Counsel) shall have received a certificate, dated the Series A-2 and Series B-1 Effective Date and signed by a Financial Officer confirming that (i) after giving effect to the Borrowing hereunder (under the assumption that such Borrowing had been consummated on the first day of the respective periods for which calculations are to be made under the covenants in Section 7.09 of the Credit Agreement), the Borrower would have been in compliance with the applicable provisions of Section 7.09 of the Credit Agreement and (ii) each of the applicable conditions precedent set forth in Section 5.03 of the Credit Agreement to the making of Series A-2 Loans and Series B-1 Loans on the Series A-2 and Series B-1 Effective Date shall have been satisfied.



              Series A-2 and Series B-1 Incremental Loan Agreement

                                   ARTICLE V

                        GUARANTY AND PLEDGE BY HOLDINGS

         By its signature hereto, Holdings confirms that the obligations of the Borrower under this Agreement and in respect of the Series A-2 Loans and Series B-1 Loans are entitled to the benefits of the guarantee and pledge set forth in the Holdings Guaranty and Pledge Agreement and constitute Guaranteed Obligations and Secured Obligations (in each case, as defined therein).


                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.01. Expenses. The Obligors jointly and severally agree to pay, or reimburse the Administrative Agent, Series A-2 Lenders or Series B-1 Lenders for paying, (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the Series A-2 Loans and Series B-1 Loans provided for herein and the preparation of this Agreement.

         SECTION 6.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 6.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

         SECTION 6.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.



              Series A-2 and Series B-1 Incremental Loan Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       HOLDINGS

                                    LAMAR ADVERTISING COMPANY



                                    By /s/ KEITH A. ISTRE
                                       ----------------------
                                       Title:


                                       BORROWER

                                    LAMAR MEDIA CORP.



                                    By /s/ KEITH A. ISTRE
                                       ----------------------
                                       Title:


                                    SUBSIDIARY GUARANTORS

                                    INTERSTATE LOGOS, INC.
                                    LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
                                    LAMAR TEXAS GENERAL PARTNER, INC.
                                    TLC PROPERTIES, INC.
                                    TLC PROPERTIES II, INC.
                                    LAMAR PENSACOLA TRANSIT, INC.
                                    LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                    NEBRASKA LOGOS, INC.
                                    MISSOURI LOGOS, INC.
                                    OHIO LOGOS, INC.
                                    UTAH LOGOS, INC.
                                    TEXAS LOGOS, INC.
                                    SOUTH CAROLINA LOGOS, INC.
                                    VIRGINIA LOGOS, INC
                                    MINNESOTA LOGOS, INC.
                                    MICHIGAN LOGOS, INC.



              Series A-2 and Series B-1 Incremental Loan Agreement

                                    FLORIDA LOGOS, INC.
                                    KENTUCKY LOGOS, INC.
                                    NEVADA LOGOS, INC.
                                    TENNESSEE LOGOS, INC.
                                    KANSAS LOGOS, INC.
                                    COLORADO LOGOS, INC.
                                    NEW MEXICO LOGOS, INC.
                                    CANADIAN TODS LIMITED
                                    LAMAR ADVERTISING OF MICHIGAN, INC.
                                    LAMAR ELECTRICAL, INC.
                                    LAMAR ADVERTISING OF WEST VIRGINIA, INC.
                                    LAMAR ADVERTISING OF ASHLAND, INC.
                                    AMERICAN SIGNS, INC.
                                    LAMAR OCI NORTH CORPORATION
                                    LAMAR OCI SOUTH CORPORATION
                                    LAMAR ROBINSON, INC.
                                    LAMAR ADVERTISING OF KENTUCKY, INC.
                                    LAMAR FLORIDA, INC.
                                    LAMAR ADVERTISING OF IOWA, INC.
                                    LAMAR ADVAN, INC.
                                    LAMAR ADVERTISING OF SOUTH DAKOTA, INC.


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer

                                    OKLAHOMA LOGOS, L.L.C.
                                    MISSISSIPPI LOGOS, L.LC.
                                    DELAWARE LOGOS, L.L.C.
                                    NEW JERSEY LOGOS, L.L.C.
                                    GEORGIA LOGOS, L.L.C.

                                    By: Interstate Logos, Inc.
                                    Its: Sole and Managing Member


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer




              Series A-2 and Series B-1 Incremental Loan Agreement

                                    INTERSTATE LOGOS, L.L.C.

                                    By: Lamar Media Corp.,
                                    Its Sole and Managing Member


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                              Keith A. Istre
                                              Vice President - Finance and
                                              Chief Financial Officer

                                    LAMAR ADVERTISING OF MACON, L.L.C.

                                    By: The Lamar Company, L.L.C., Its Manager
                                    By: Lamar Media Corp., Its Manager


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer

                                    THE LAMAR COMPANY, L.L.C.

                                    By: Lamar Media Corp.,
                                    Its Sole and Managing Member


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer



              Series A-2 and Series B-1 Incremental Loan Agreement

                                    LAMAR ADVERTISING OF PENN, LLC

                                    By: The Lamar Company, L.L.C., Its Manager
                                    By: Lamar Media Corp., Its Manager


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer

                                    LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                    By: The Lamar Company, L.L.C., Its Manager
                                    By: Lamar Media Corp., Its Manager


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer

                                    LAMAR TENNESSEE, L.L.C.
                                    By: The Lamar Company, L.L.C., Its Manager
                                    By: Lamar Media Corp., Its Manager


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer

                                    LAMAR TEXAS LIMITED PARTNERSHIP

                                    By: Lamar Texas General Partner, Inc.
                                    Its General Partner


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer




              Series A-2 and Series B-1 Incremental Loan Agreement

                                    LAMAR AIR, L.L.C.

                                    By: The Lamar Company, L.L.C., Its Manager
                                    By: Lamar Media Corp., Its Manager

                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                    Keith A. Istre
                                    Vice President - Finance and
                                    Chief Financial Officer

                                    TLC PROPERTIES, L.L.C.
                                    By: TLC Properties, Inc.
                                    Its Manager

                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                    Keith A. Istre
                                    Vice President - Finance and
                                    Chief Financial Officer

                                    LAMAR MW SIGN CORPORATION
                                    LAMAR MARTIN CORPORATION
                                    LAMAR NEVADA SIGN CORPORATION
                                    LAMAR OUTDOOR CORPORATION
                                    LAMAR WHITECO OUTDOOR CORPORATION
                                    DOWLING COMPANY, INCORPORATED
                                    HARDIN DEVELOPMENT CORPORATION
                                    LINDSAY OUTDOOR ADVERTISING INC
                                    PARSONS DEVELOPMENT COMPANY
                                    REVOLUTION OUTDOOR ADVERTISING, INC.
                                    SCENIC OUTDOOR MARKETING &
                                        CONSULTING, INC.


                                    By: /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer


              Series A-2 and Series B-1 Incremental Loan Agreement

                                    LAMAR WEST, L.P.
                                    By: Lamar MW Sign Corporation,
                                                   Its General Partner

                                    By:    /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                    OUTDOOR PROMOTIONS WEST, LLC
                                    TRANSIT AMERICA LAS VEGAS, L.L.C.
                                    TRIUMPH OUTDOOR LOUISIANA, LLC
                                    TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                    By: Triumph Outdoor Holdings, LLC,
                                        Its Manager

                                    By: Lamar Outdoor Corporation, Its Manager

                                    By:    /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer


                                    TRIUMPH OUTDOOR HOLDINGS, LLC

                                    By: Lamar Outdoor Corporation, Its Manager

                                    By:    /s/ KEITH A. ISTRE
                                       ----------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                    OUTDOOR WEST, INC. OF TENNESSEE
                                    OUTDOOR WEST, INC. OF GEORGIA
                                    LAMAR ADVERTISING OF TEXAS, INC.
                                    LAMAR ADVANTAGE HOLDING COMPANY


                                    By:    /s/ KEITH A. ISTRE
                                      -----------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer


              Series A-2 and Series B-1 Incremental Loan Agreement

                                    LAMAR ADVANTAGE GP COMPANY, L.L.C.
                                    LAMAR ADVANTAGE LP COMPANY, L.L.C.

                                    By:  Lamar Advertising of Texas, Inc.
                                    Its: Sole and Managing Member

                                    By:    /s/ KEITH A. ISTRE
                                      ---------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer

                                    LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

                                    By:  Lamar Advantage GP Company, L.L.C.
                                    Its: General Partner
                                    By:  Lamar Advertising of Texas, Inc.
                                    Its: Sole and Managing Member

                                    By:    /s/ KEITH A. ISTRE
                                      ---------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer


                                    LAMAR T.T.R., L.L.C.

                                    By:  Lamar Advertising of Youngstown, Inc.
                                    Its: Sole and Managing Member

                                    By:    /s/ KEITH A. ISTRE
                                      ---------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer


                                    AZTEC GROUP, INC.
                                    SUNSHINE SIGN CORP.

                                    By:    /s/ KEITH A. ISTRE
                                      ---------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer



              Series A-2 and Series B-1 Incremental Loan Agreement

                                    ADMINISTRATIVE AGENT

                                       THE CHASE MANHATTAN BANK,
                                        as Administrative Agent



                                       By /s/ WILLIAM ROTTIRO
                                          -------------------------------------
                                          Title:



              Series A-2 and Series B-1 Incremental Loan Agreement

                                                                       ANNEX 1

                           [Form Of Lender Addendum]

                                LENDER ADDENDUM

         Reference is made to the Series A-2 and Series B-1 Incremental Loan Agreement dated as of June 22, 2000 (the "Series A-2 and Series B-1 Agreement") between Lamar Advertising Company, Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the Series A-2 and Series B-1 Lenders named therein (the "Series A-2 and Series B-1 Lenders") and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), which Series A-2 and Series B-1 Agreement is being entered into pursuant to Section 2.01(d) of the Credit Agreement dated as of August 13, 1999 (the "Credit Agreement") among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Series A-2 and Series B-1 Agreement and the Credit Agreement.

         By its signature below, and subject to the acceptance hereof by the Borrower and the Administrative Agent as provided below, the undersigned hereby becomes a Series A-2 Lender and/or Series B-1 Lender under the Series A-2 and Series B-1 Agreement, having the Series A-2 Commitment and the Series B-1 Commitment, as applicable, set forth below opposite its name.

         This Lender Addendum shall be governed by, and construed in accordance with, the law of the State of New York.

         This Lender Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.



                                Lender Addendum

         IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of June, 2000.


Amount of Series A-2                 ------------------------------------------
  Commitment:                        [Name of Series A-2 and Series B-1 Lender]

   $
    ---------------

Amount of Series B-1
  Commitment                          By:
                                         --------------------------------------
                                         Name:
   $                                     Title:
    ---------------


                                Lender Addendum

Accepted and agreed:

THE CHASE MANHATTAN BANK,
  As Administrative Agent


By:
   --------------------------
     Name:
     Title:


LAMAR MEDIA CORP.


By:
   --------------------------
     Name:
     Title:



                                Lender Addendum

                                                                       ANNEX 2

                 [Form of Opinion of Counsel to Credit Parties]


                                                                  June 22, 2000

To the Series A-2 Lenders and Series B-1 Lenders party to the Series A-2 and Series B-1 Loan
   Agreement referred to below and The Chase Manhattan
   Bank, as Administrative Agent

Ladies and Gentlemen:

         We have acted as counsel to LAMAR ADVERTISING COMPANY ("Holdings"), LAMAR MEDIA CORP. (herein the "Borrower") and the SUBSIDIARY GUARANTORS, in connection with the Series A-2 and Series B-1 Incremental Loan Agreement dated as of June 22, 2000 (the "Series A-2 and Series B-1 Agreement") between Lamar Advertising Company ("Holdings") Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the Series A-2 Lenders and Series B-1 Lenders party thereto (the "Series A-2 Lenders" and "Series B-1 Lenders", respectively) and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), which Series A-2 and Series B-1 Agreement is being entered into pursuant to Section 2.01(d) of the Credit Agreement dated as of August 13, 1999 (the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms defined in the Series A-2 and Series B-1 Agreement and Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to clause (b) of Article IV of the Series A-2 and Series B-1 Agreement.

         In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

         (a)      the Series A-2 and Series B-1 Agreement;

         (b)      the Credit Agreement; and

         (c)      the Holdings Guaranty and Pledge Agreement.

The agreements, instruments and other documents referred to in the foregoing lettered clauses are collectively referred to as the "Credit Documents".

         In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic


                  Form of Opinion of Counsel to Credit Parties original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Credit Parties.

         In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Credit Parties):

         (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

         (ii)     all signatories to such documents have been duly authorized;
                  and

         (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

         Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

                  1. Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary of the Borrower is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the respective state indicated opposite its name in Schedule 4.14 to the Credit Agreement or pursuant to a Joinder Agreement as required by
         Section 6.10 of the Credit Agreement.

                  2. Each Credit Party has all requisite corporate or other power to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party. The Borrower has all requisite corporate power to borrow under the Credit Agreement and to incur liability in respect of Letters of Credit under the Credit Agreement.

                  3. The execution, delivery and performance by each Credit Party of each Credit Document to which it is a party, and the borrowings and the incurrence of liability in respect of Letters of Credit by the Borrower under the Credit Agreement, have been duly authorized by all necessary corporate or other action on the part of such Credit Party.


                  Form of Opinion of Counsel to Credit Parties

                  4. Each Credit Document has been duly executed and delivered by each Credit Party party thereto.

                  5. Under Louisiana conflict of laws principles, the stated choice of New York law to govern the Credit Documents will be honored by the courts of the State of Louisiana and the Credit Documents will be construed in accordance with, and will be treated as being governed by, the law of the State of New York. However, if the Credit Documents were stated to be governed by and construed in accordance with the law of the State of Louisiana, or if a Louisiana court were to apply the law of the State of Louisiana to the Credit Documents, each Credit Document would nevertheless constitute the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America or the State of Louisiana is required on the part of any Credit Party for the execution, delivery or performance by any Credit Party of any of the Credit Documents or for the borrowings by the Borrower under the Credit Agreement.

                  7. The execution, delivery and performance by each Credit Party of, and the consummation by each Credit Party of the transactions contemplated by, the Credit Documents to which such Credit Party is a party do not and will not (a) violate any provision of the charter or by-laws of any Credit Party, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Credit Parties or any of their respective Subsidiaries of which we have knowledge (after due inquiry) or (d) based on an opinion of the General Counsel of the Borrower, result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which we have knowledge (after due inquiry) to which the Credit Parties or any of their respective Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or result in the creation or imposition of any Lien upon any property of any Credit Party pursuant to, the terms of any such agreement or instrument.



                  Form of Opinion of Counsel to Credit Parties

                  8. Except as set forth in Schedule 4.06 to the Credit Agreement, we have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Credit Parties or any of their respective Subsidiaries or any of their respective properties that, if adversely determined, could have a Material Adverse Effect.

                  The foregoing opinions are subject to the following comments and qualifications:

                  (A) The enforceability of Section 10.03 of the Credit Agreement may be limited by laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                  (B) Clause (iii) of the second sentence of Section 3.02 of the Credit Agreement may not be enforceable to the extent that the Guaranteed Obligations (as defined in the Credit Agreement) are materially modified.

                  (C) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (D) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of Louisiana) that limit the interest, fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) the last sentence of Section 2.16(d) of the Credit Agreement, (iii) the first sentence of Section 10.09(b) of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents and (iv)
         Section 3.06 or 3.09 of the Credit Agreement (and any similar provisions in any of the other Credit Documents).

                  (E) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of Section 548 of the Bankruptcy Code or any other provision of law relating to fraudulent conveyances, transfers or obligations or of the provisions of the law of the jurisdiction of incorporation of any Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.

         Partners or Associates of this Firm are members of the Bar of the State of Louisiana and we do not hold ourselves out as being conversant with the laws of any jurisdiction



                  Form of Opinion of Counsel to Credit Parties other than those of the United States of America and the State of Louisiana, and we express no opinion as to the laws of any jurisdiction other than those of the United States of America, the State of Louisiana and the General Corporation Law of the State of Delaware.

         At the request of our clients, this opinion letter is, pursuant to clause (b) of Article IV of the Series A-2 and Series B-1 Agreement, provided to you by us in our capacity as counsel to the Credit Parties and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Series A-2 and Series B-1 Agreement without, in each instance, our prior written consent.

                                             Very truly yours,


                  Form of Opinion of Counsel to Credit Parties

                                                                        ANNEX 3

                      [Form of Opinion of Special Counsel]


                                                        [Date]




To the Series A-2 Lenders and Series B-1
   Lenders and the Administrative Agent party to the Series A-2 and Series B-1 Loan
   Agreement and Credit Agreement referred to below

Ladies and Gentlemen:

         We have acted as special New York counsel to The Chase Manhattan Bank ("Chase") in connection with the Series A-2 and Series B-1 Incremental Loan Agreement dated as of June 22, 2000 (the "Series A-2 and Series B-1 Agreement") between Lamar Advertising Company ("Holdings"), Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the Series A-2 and Series B-1 Lenders party thereto (the "Series A-2 Lenders" and "Series B-1 Lenders", respectively) and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), which Series A-2 and Series B-1 Agreement is being entered into pursuant to Section 2.01(d) of the Credit Agreement dated as of August 13, 1999 (the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms defined in the Series A-2 and Series B-1 Agreement and Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to clause (c) of Article IV of the Series A-2 and Series B-1 Agreement.

         In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

         (a)      the Series A-2 and Series B-1 Agreement;

         (b)      the Credit Agreement; and

         (c)      the Holdings Guaranty and Pledge Agreement.

The agreements, instruments and other documents referred to in the foregoing lettered clauses are collectively referred to as the "Credit Documents".

         In our examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents



                       Form of Opinion of Special Counsel
submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.

         In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

         (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Credit Parties) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

         (ii)     all signatories to such documents have been duly authorized;

         (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents; and

         (iv) the Series A-2 and Series B-1 Agreement has become effective in accordance with the provisions of Section 6.02 thereof.

         Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Credit Documents constitutes the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  The foregoing opinions are subject to the following comments and qualifications:

                  (A) The enforceability of Section 10.03(b) of the Credit Agreement may be limited by laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                  (B) Clause (iii) of the second sentence of Section 3.02 of the Credit Agreement may not be enforceable to the extent that the Guaranteed Obligations (as defined in the Credit Agreement) are materially modified.



                       Form of Opinion of Special Counsel

                  (C) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (D) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New York) that limit the interest, fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) the last sentence of Section 2.16(d) of the Credit Agreement, (iii) the first sentence of Section 10.09(b) of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, (iv) the waiver of inconvenient forum set forth in Section 10.09(c) with respect to proceedings in the United States District Court for the Southern District of New York and (v) Section 3.06 or 3.09 of the Credit Agreement.

                  (E) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of Section 548 of the United States Bankruptcy Code,
         Article 10 of the New York Debtor and Creditor Law or any other provision of law relating to fraudulent conveyances, transfers or obligations or of the provisions of the law of the jurisdiction of incorporation of any Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.

                  (F) We wish to point out that the obligations of Holdings under the Holdings Guaranty and Pledge Agreement, and the rights and remedies of the Administrative Agent under Sections 6.05 through 6.09 (inclusive) of the Holdings Guaranty and Pledge Agreement, may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Holdings Guaranty and Pledge Agreement, provided that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Administrative Agent and the Secured Parties (as defined in the Holdings Guarantee and Pledge Agreement) inadequate for the practical realization of the substantive benefits purported to be provided to the Administrative Agent and such Secured Parities by the Holdings Guaranty and Pledge Agreement.

                  (G) We express no opinion as to the existence of, or the right, title or interest of Holdings in, to or under any of the Pledged Stock (as defined in the Holdings Guaranty and Pledge Agreement).

                  (H) We express no opinion as to the creation, perfection or priority of any security interest in any Collateral (as defined in the Holdings Guaranty and Pledge Agreement).



                       Form of Opinion of Special Counsel

         The foregoing opinions are limited to matters involving the Federal laws of the United States and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction. At the request of our client, this opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person (other than your successors and assigns as Lenders and Persons that acquire participations in your extensions of credit under the Credit Agreement) without our prior written consent.

                                        Very truly yours,



RJW/WFC







                       Form of Opinion of Special Counsel